UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 24, 2006

                        AMERICAN LEISURE HOLDINGS, INC.
                        -------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                 333-48312             75-2877111
           -------                ----------            -----------
 (State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)           File Number)       Identification No.)


                    2462 Sand Lake Road, Orlando, FL, 32809
                    ---------------------------------------
               (Address of principal executive offices)(Zip Code)


        Registrant's telephone number, including area code (407) 251-2240


                                      N/A
                                      ---
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM  1.01     ENTRY  INTO  A  MATERIAL  DEFINITIVE  AGREEMENT.


     On  February  24,  2006,  American  Leisure Holdings, Inc. (the "Company"),
                                                                      -------
American Leisure Equities Corporation ("ALEC") and Around The World Travel, Inc.
                                        ----
("AWT")  entered  into  a settlement agreement effective as of December 31, 2005
  ---
(the  "Settlement Agreement"). ALEC is a wholly-owned subsidiary of the Company.
       --------------------

Background
----------

     The Company, ALEC and AWT previously entered into an Asset Purchase Agreement dated as of December 30, 2004 (the "Original Purchase Agreement"),
                                                  ---------------------------
pursuant to which AWT sold to ALEC substantially all of the assets of AWT. The parties subsequently entered into a First Amendment to Asset Purchase Agreement dated as of March 31, 2005 (the "First Amendment"), pursuant to which the
                                        ---------------
parties agreed to modify certain of the provisions of the Original Purchase Agreement. (The Original Purchase Agreement as amended by the First Amendment is referred to in this Form 8-K as the "Amended Purchase Agreement").
                                             ----------------------------

     Under the terms of the Amended Purchase Agreement, the purchase price for the AWT assets was to be $17,500,000, which amount was to be allocated as follows:

Form  of  Consideration                                     Amount
-----------------------                                     ------

Assumption  of  designated  liabilities                   $4,242,051

Forgiveness  of  loans  and  indebtedness  owed
by  AWT  to  the  Company                                 $4,774,619

Issuance  of  note  by  ALEC  to  AWT
(the "Purchaser Note")                                    $8,483,330


     Prior to December 31, 2005, ALEC paid a portion of the principal amount of the Purchaser Note through: (i) the transfer of certain assets by ALEC to AWT (consisting of certain accounts receivable, prepaid expenses and deposits); (ii) the retention by AWT of the proceeds from certain accounts receivable sold by AWT to ALEC; and (iii) payments made by ALEC to AWT. As of December 31, 2005, the outstanding balance of the Purchaser Note was $5,297,788.

     The Company has previously reported its entry into the Original Purchase Agreement on a Form 8-K filed with the Securities and Exchange Commission (the "SEC") on January 6, 2005 and amended on a Form 8-K/A on January 13, 2005 and reported its entry into the First Amendment in its quarterly report on Form 10-QSB for the quarter ended March 31, 2005, which was filed with the SEC on May 23, 3005, which First Amendment is described in greater detail in a Form 8-K/A filed with the SEC on August 19, 2005.

Settlement Agreement
--------------------

     On or about November 14, 2005, the Company and ALEC asserted certain claims against AWT with respect to the alleged breach of the Purchase Agreement and the Management Agreement dated as of December 31, 2005 between ALEC and AWT (the "Management Agreement"). After negotiations among the parties, the parties agreed to settle the claims made by the Company and ALEC pursuant to the terms of the Settlement Agreement.

     The Settlement Agreement provides that the purchase price under the Amended Purchase Agreement will be reduced from $17,500,000 to $9,000,000. The parties agreed to implement the reduction of the purchase price by eliminating the remaining balance of the Purchaser Note (which had a balance of $5,297,788 as of December 31, 2005) and by establishing an obligation of AWT to pay to ALEC the amount of $3,185,548 as of December 31, 2005. This amount is payable on demand.

     Under the terms of the Settlement Agreement, the Company, ALEC and AWT agreed to release each other (and their respective officers and directors) from all claims based upon the Purchase Agreement and the Management Agreement. Additionally, the parties agree to waive any right to indemnity or contribution which they may have against each other (and their respective officers and directors) for any liability which they might incur to certain plaintiff's in certain pending litigation including Simon Hassine and Seamless Technologies, provided that the waiver does not cover any liability incurred by the releasing party which is attributable to any act or omission of the person providing the release which constitutes bad faith or is not known to the releasing party. The litigation involving Simon Hassine and Seamless Technologies is described in the Company's Form 10-QSB for the quarter ended September 30, 2005, which was filed with the SEC on November 21, 2005.

     As a result of the Settlement Agreement, the revised purchase price of $9,000,000 has been allocated among the following assets acquired from AWT as follows:

Asset                                                 Amount
-----                                                 ------
Current assets                                      $1,850,109
Property and equipment                              $  287,975
Deposits                                            $  276,481
Tradename                                           $1,000,000
Goodwill                                            $5,585,435
                                                    ----------
                            Total                   $9,000,000

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ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

Exhibit  Number     Description
----------------    ------------------

Exhibit  10.1(1)    Original  Purchase  Agreement

Exhibit  10.2(2)    First  Amendment  to  Asset  Purchase  Agreement

Exhibit 10.3* Settlement Agreement effective as of December 31, 2005 by and among American Leisure Holdings, Inc., American Leisure Equities Corporation and Around The World Travel, Inc.

(1) Filed as Exhibit 10.1 to the Company's report on Form 8-K, which was filed with the SEC on January 6, 2005, and is incorporated herein by reference.

(2) Filed as Exhibit 10.44 to the Company's report on Form 10-QSB for the quarter ended March 31, 2005, which was filed with the SEC on May 23, 2005, and is incorporated herein by reference.

*  Attached  hereto.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


AMERICAN LEISURE HOLDINGS, INC.

By: /s/ Malcolm J. Wright
    ---------------------
    Malcolm J. Wright
    Chief Executive Officer

Dated:  March 2, 2006

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